Exhibit 10.1

[XXXX]  INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT TO THE

XBOX 360 PUBLISHER LICENSE AGREEMENT

(2011 Renewal; MOQ; Hits Programs; Extension of Russian Manufacturing Incentive Program;

Japan Re-Ordering Program; Xbox Live and PDLC Incentive Program and; XLSP, HTTPS and Web Services Terms)

This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of the later of the signature dates below (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and TAKE-TWO INTERACTIVE SOFTWARE, INC. (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of November 17, 2005, as amended as of December 4, 2008 (the “2008 Amendment” and collectively, the “Xbox 360 PLA”).  Microsoft Corporation, a Washington corporation, is a party to this Amendment only with respect to its acknowledgement of Section 6.2 of the Xbox 360 PLA and Exhibit 1, Section 6 of this Amendment.

RECITALS

A.            Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.            The parties now wish to extend the term and otherwise amend certain terms of the Xbox 360 PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.             Definitions.  Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox 360 PLA.

Section 2.10 of the Xbox 360 PLA is hereby amended and restated in its entirety as follows:

“2.10       European Sales Territory” means the territory for sales distribution comprising the United Kingdom, France, Germany, Spain, Italy, Netherlands, Belgium, Sweden, Denmark, Norway, Finland, Austria, Switzerland, Ireland, Portugal, Greece, Australia, New Zealand, India, South Africa, Russia, Poland, Hungary, the Czech Republic, Slovakia, the United Arab Emirates, and any other countries that are included by Microsoft from time to time as set forth in the Xbox 360 Publisher Guide.”

Section 1.4.4 of the 2008 Amendment is hereby amended and restated in its entirety as follows:

“1.4.4 “Hits Program(s)” mean Xbox 360 Platinum or Classic Hits, the Xbox 360 Family Hits, and/or the Kinect Hits programs.”

2.             Online Content.

Section 6.2.2 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“6.2.2      Subject to Section 10.3, Publisher agrees that Microsoft has the right to make Online Content other than Online Game Features submitted by Publisher available to Xbox Live Users for the Term of this Agreement.  Publisher agrees to provide all necessary support for such Online Content as long as such Online Content is made available to Xbox Live Users and for [xxxx] months thereafter.  Notwithstanding any termination or expiration of Microsoft’s license to distribute Online Content, Publisher acknowledges and agrees that Microsoft will retain a copy of Online Content, and Publisher hereby grants Microsoft the license to redistribute the final version of any

Online Content to Xbox Live Users who have previously purchased it, directly or indirectly, from Microsoft; including if the Xbox Live User is re-downloading to a different console or within a different Sales Territory than where originally downloaded.”

3.             Samples/FPUs.

Section 7.4 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“7.4         FPUs.  For each Software Title or Hits Software Title sku, at Publisher’s cost, Publisher shall provide Microsoft with: (i) [xxxx] FPUs and accompanying Marketing Materials per Sales Territory in which the FPU will be released (or such lesser amount provided in the Xbox 360 Publisher Guide); (ii) no more than [xxxx] FPUs (or such amount provided in the Xbox 360 Publisher Guide) and accompany Marketing Materials per Sales Territory for so-called “Special” or “Limited” edition versions.  Such units may be used in marketing, as product samples, for customer support, testing and for archival purposes.  Publisher will not have to pay a royalty fee for such samples nor will such samples count towards the Unit Discounts under Exhibit 1.”

4.             Release to Manufacture.

Section 7.5.1 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“7.5.1      Within [xxxx] days after the first date of manufacture by the Authorized Replicator of FPUs for distribution to a given Sales Territory, Publisher must manufacture FPUs to meet the minimum order quantities (“MOQs”) as described below and in the Xbox 360 Publisher Guide.  Microsoft may update and revise the MOQs [xxxx], which will be effective starting the following [xxxx].  Currently, the MOQs are as follows:

	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]

Section 7.5.3 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“7.5.3      If Publisher fails to manufacture FPUs to meet any applicable minimum order quantity within [xxxx] after the first date of manufacture by the Authorized Replicator of FPUs for distribution to a given Sales Territory, Publisher shall immediately pay Microsoft the applicable royalty fee for the number of FPUs represented by the difference between the applicable MOQ and the number of FPUs of the Software Title actually manufactured by Publisher.”

5.             Token Promotions.

Section 6.1 of the 2008 Amendment is hereby amended and restated in its entirety:

“6.1         Token Promotions.  In the event Publisher desires to distribute password-protected codes generated by Microsoft, representing “tokens” (a “Token Promotion”) that are redeemable by users for Online Content downloads from Xbox Live (“Content Tokens”) as part of promotional activities related to a Software Title using Xbox Live Marketplace, Publisher shall submit to Microsoft a Content Token request via available form or online link in the Xbox 360 Publisher Guide (“Token Form”) for approval by Microsoft.  Upon approval by Microsoft, Publisher will pre-pay all applicable fees as set forth in the Xbox 360 Publisher Guide, or Microsoft may, but is not obligated to, offer Publisher credit terms upon the execution of a line of credit agreement, for payment of such fees.  As soon as commercially feasible after payment by Publisher for an order for Content Tokens (or Microsoft’s determination of Publisher’s credit worthiness), Microsoft shall create Content Tokens and deliver them to Publisher.  Publisher may distribute the Content Tokens for the Online Content download solely as part of the Token Promotion within the Sales Territory and during the term of the Token Promotion specified on the Token Form.  No other payments under the Xbox 360 PLA (MS Points or otherwise) will be paid with respect to the Content Tokens. Publisher shall be

Microsoft Confidential

solely responsible for all aspects of marketing and fulfillment of the Token Promotion, including without limitation all advertising and other promotional materials related to the Token Promotion which shall be deemed Marketing Materials.”

6.             Term.

Section 17.1 of the Xbox 360 PLA is hereby amended and restated in its entirety as follows:

“17.1       Term.  The term of this Agreement shall commence on the Effective Date and shall continue until December 31, 2014.  Unless one party gives the other notice of non-renewal within [xxxx] of the end of the then-current term, this Agreement shall automatically renew for successive [xxxx] terms.”

7.             Survival.

Section 17.5 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“17.5       Survival.  The following provisions shall survive expiration or termination of this Agreement: Sections 2, 6.2.2 (as to the redistribution of Online Content), 6.2.3, 8, 9.1-9.3, 10.3, 10.4, 10.6, 11, 13.1, 14, 15, 16, 17.3, 17.5, 18 and Sections 1, 3, 4, 6 and 10 of Exhibit 1.”

8.             Exhibits.

Exhibits 1, 2, 6, 7, 8 and 9 of the Xbox 360 PLA are hereby amended and restated in their entirety as attached hereto.

9.             Except and to the extent expressly modified by this Amendment, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed.  In the event of any conflict between this Amendment and the Xbox 360 PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT LICENSING, GP		TAKE-TWO INTERACTIVE SOFTWARE, INC.

	/s/Astrid Ford		/s/Dan Emerson
By (sign)		By (sign)
	Astrid Ford		Dan Emerson
Name (Print)		Name (Print)
	Sr. Program Mgr		SVP & AGC
Title		Title
	November 22, 2011		November 22, 2011
Date (Print mm/dd/yy)		Date (Print mm/dd/yy)

MICROSOFT CORPORATION

/s/Astrid Ford
By (sign)
Astrid Ford
Name (Print)
Sr. Program Mgr
Title

November 22, 2011
Date (Print mm/dd/yy)

EXHIBIT 1

PAYMENTS

1.                                      Platform Royalty

a.             For each FPU manufactured during the term of this Agreement, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables set forth below (Tables 1 and 2) and the “Unit Discount” table set forth in Section 1.e of this Exhibit 1 (Table 3).

b.             To determine the applicable royalty rate for a particular Software Title that will be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 below for the category of Software Title (Standard Software Title, Hits Software Title and Expansion Pack) will determine the correct royalty “Tier” (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below).  The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold.  For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory is [xxxx].  According to Table 1, [xxxx] royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2 is [xxxx].

[xxxx]

	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]

[xxxx]

	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]

c.             Setting the Royalty.

(i)            Standard Software Titles and Expansion Packs. Publisher shall submit to Microsoft, [xxxx] for a Standard Software Title or an Expansion Pack, a completed and signed “Xbox 360 Royalty Tier Selection Form” in the form attached to the Xbox 360 PLA as Exhibit 2  (or updated through the Xbox 360 Publishers Guide) for each Sales Territory.  The selection indicated in the Xbox 360 Royalty Tier Selection Form (or designated electronic form method) will only be effective once it has been approved by Microsoft.  If a Standard Software Title or Expansion Pack does not have an approved Xbox 360 Royalty Tier Selection Form as required hereunder (e.g. as a result of the Publisher not providing a Xbox 360 Royalty Tier Selection Form or because Microsoft has not approved the Xbox 360 Royalty Tier Selection Form), the royalty rate for such Standard Software Title will default to [xxxx] or for such Expansion Pack will default to Packs [xxxx], regardless of the actual Threshold Price (i.e., if Microsoft does not approve an Xbox 360 Royalty Tier Selection Form because it is filled out incorrectly, the royalty rate will default to [xxxx]).  Except as set forth in Section 2 (Hits Programs), the selection of a royalty tier for a Standard Software Title or Expansion Pack in a Sales Territory is binding for the life of that Software Title or Expansion Pack even if the Threshold Price is reduced following the Software Title’s Commercial Release.

(ii)           Hits Software Title.  Publisher shall submit to Microsoft, [xxxx] of the Hits Software Title a completed and signed Xbox 360 Hits Programs Election Form in the form attached to the Xbox 360 PLA as Exhibit 6 for each Sales Territory.  The Xbox 360 Hits Programs Election Form will only be effective once it has been approved by Microsoft.  If a Hits Software Title does not have an approved Xbox 360 Hits Programs Election Form as required hereunder (e.g. as a result of the Publisher not providing an Xbox 360 Hits Programs Election Form or because Microsoft has not approved the Xbox 360 Hits Programs Election Form), the royalty rate for such Hits Software Title will default to [xxxx] (i.e., if Microsoft does not approve an Xbox 360 Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to [xxxx]).  Publisher may elect either Hits [xxxx] or Hits [xxxx] at initial Commercial Release as a Hits Software provided that the Software Title meets the Threshold Price requirements set forth in Table 1 above.

After [xxxx] of a Hits Software Title at the Hits [xxxx] royalty rate, Publisher may elect to change the previously elected royalty rate for such Hits Software Title to Hits [xxxx] in a specific Sales Territory provided that the Hits Software Title has a Threshold Price that meets the requirements for Hits [xxxx] royalty rate in Table 1 above.  Publisher must submit to Microsoft, [xxxx] before placing the first manufacturing order for the applicable Hits Software Title, a completed Xbox 360 Royalty Tier Migration Form  (a “Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Hits Software Title placed after the relevant Tier Migration Form has been approved by Microsoft.

(iii)          Cross Territory Sales.  Except for FPUs manufactured pursuant to Section 5 below (Asia Simship Program), Publisher may not sell FPUs in a certain Sales Territory that were manufactured for a different Sales Territory.  For example, if Publisher were to manufacture and pay royalties on FPUs designated for sale in the Asian Sales Territory, Publisher could not sell those FPUs in the European Sales Territory.

d.             Russian Manufacturing Incentive Program.  From [xxxx] through [xxxx] (or as further extended through the Xbox 360 Publisher Guide), for Software Titles releasing in Russia, these Software Titles may qualify for [xxxx], even if the Software Title qualifies for a different Tier in the rest of the European Sales Territory, if the following requirements are met:

i.              The [xxxx] Royalty Rate applies only to FPUs that are sold in Russia, Poland, Hungary and Czech Republic.

ii.             The Xbox 360 version of the Software Title must commercially release no later than all other platform versions including PC.

iii.            To qualify, the Software Title must be fully localized, including voice, text, and packaging; and must not contain any other language except Russian, Polish, Hungarian and Czech.  The Xbox 360 version of the Software Title must have at least localization parity with other platform versions.

e.             Unit Discounts.  Publisher is eligible for a discount to FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below.   Except as provided in Section 5 below, units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units for a particular Software Title.  The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro.

[xxxx]

[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

f.              Japan Re-Ordering Program.  Subject to Microsoft’s approval, certain FPUs of Software Titles released in the Japan Sales Territory may qualify for a lower royalty rate.

i.                                          The following requirements must be met in order to qualify:

1.               The Software Title must have been commercially available in the Japan Sales Territory between [xxxx]

2.               The Software Title must have been commercially available as a Standard FPU in the Japan Sales Territory for [xxxx].

3.               A minimum of [xxxx] FPUs must have been manufactured for sale in the Japan Sales Territory.

ii.             If Microsoft approves a Software Title for the Japan Re-Ordering Program, the royalty rate for FPUs of the Software Title will be [xxxx] and the following program requirements apply:

1.               Publisher must manufacture new FPUs of the Software Title (existing FPUs may not be re-packaged and re-used under this program).

2.               The Software Title must have packaging that differentiates it from Standard FPUs and Xbox 360 Platinum Hits Programs packaging.  The Software Title must also continue to comply with all packaging requirements set forth in the Xbox 360 PLA and Xbox 360 Publisher Guide.

3.               The Suggested Retail Price of the Software Title must be no more than [xxxx].

4.               Within [xxxx] after the first date of manufacture under this Japan Re-Ordering Program, Publisher must meet a MOQ of [xxxx] FPUs.

5.               These units will not accumulate towards Unit Discounts or Platinum Hits manufacturing requirements.

2.              Hits Programs

a.             If a Software Title meets the criteria set forth below and the applicable participation criteria in a particular Sales Territory at the time of the targeted Commercial Release date of the Hits FPU and Microsoft receives the Hits Programs Election Form within the time period set forth in Section 2.a.iii below, Publisher is authorized to manufacture and distribute Hits FPUs in such Sales Territory and at the royalty rate in Table 2 of Section 1 above applicable to Hits FPUs.  In order for a Software Title to qualify as a Hits FPU in a Sales Territory, the following conditions, as applicable per Hits Program, must be satisfied:

i.              The Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for [xxxx] of Commercial Release of the Hits FPU.  For the European Sales Territory, a Software Title releasing as Family Hits between [xxxx] may be available as a Standard FPU in the European Sales Territory for longer than [xxxx] at the time of Commercial Release of the Hits FPU.

ii.             The Threshold Price for the Hits FPU must not exceed a maximum Threshold Price for the relevant Sales Territory [xxxx].

iii.            Publisher must provide notice to Microsoft, [xxxx] prior to the targeted Commercial Release, of its intent to have a certain Software Title participate in the Hits Program by providing Microsoft with a completed Hits Program Election Form.

b.             As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum FPUs of the Software Title as a Standard Software Title for the applicable time period, Sales Territory and Hits Program.

[xxxx]

	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

c.             All Marketing Materials for a Hits Software Title must comply with all Microsoft branding requirements as may be required in each Sales Territory, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with the Xbox 360 PLA.  Notwithstanding the foregoing, all Hit FPUs must comply with the basic branding and other requirements for Marketing Materials set forth in the Xbox 360 Publisher Guide.

d.             Packaging for a Hits Software Title must comply with all Microsoft packaging and branding requirements set forth in the Xbox 360 Publisher Guide.

e.             The Hits FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title.  Publisher may modify or add additional content or features to the Hits FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.

f.              Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Hits Program upon [xxxx] advanced written notice to Publisher.

3.             Payment Process

[xxxx].  Publisher shall not authorize its Authorized Replicators to begin production until such time as [xxxx].  Depending upon Publisher’s credit worthiness, Microsoft may, but is not obligated to, offer Publisher credit terms, upon execution of a line of credit agreement, for the payment of royalties due under this Agreement within [xxxx] from invoice creation.  Publisher has [xxxx] after invoice billing date to dispute the information presented in the invoice.  All payments will be made by wire transfer only, in accordance with the payment instructions set forth in the Xbox 360 Publisher Guide. Any payments not paid when due or according to this Section 3 will bear interest. The interest rate will be [xxxx], or the highest rate permitted by applicable usury law, whichever is less. The rate will be calculated on [xxxx], from the date due until the date received by Microsoft. This Section 3 does not authorize late payments. Interest paid will not be in lieu of or prejudice any other right or remedy that Microsoft may have due to Publisher’s failure to make any payment according to this Section 3.

4.             Billing Address

a.             Publisher may have two “bill to” addresses for the payment of royalties under this Agreement.  Each “bill to” address will be for FPUs manufactured by Authorized Replicators located in a specific Sales Territory.  If Publisher includes a “bill-to” address in a European country, Publisher (or a Publisher Affiliate) must execute an Xbox 360 Publisher Enrollment Form with MIOL within ten (10) business days prior to establishing a billing address in a European country in the form attached to the Xbox 360 PLA as Exhibit 3.

Publisher’s billing address(es) is as follows:

North American Sales Territory:		Japan and Asian Sales Territory (if different than the North American billingaddress):

Name:	Take-Two Interactive Software, Inc.	Name:

Address:	622 Broadway	Address:
New York, NY 10012

Attention:	Accounts Payable	Attention:
Email address:		Email address:
Fax:		Fax:
Phone:	646-536-2842	Phone:

5.             Asia Simship Program

The purpose of this program is to encourage Publisher to release Japanese, North American or European FPUs, that have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore, Korea and Taiwan (referred to as “Simship Territory”) at the same time as Publisher releases the Software Title in the Japan, European and/or North American Sales Territories.  In order for a Software Title to qualify as a Simship Title, Publisher must Commercially Release the Software Title in the Simship Territory on the same date as the Commercial Release date of such Software Title in the Japan, European and/or North American Sales Territories, wherever the Software Title is to be simshipped from (referred to as “Original Territory”).  To the extent that a Software Title qualifies as a Simship Title, the applicable royalty tier (under Section 1.b of this Exhibit 1 above) and Unit Discount (under Section 1.e of this Exhibit 1 above) is determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory.  For example, if a Publisher initially manufactures [xxxx] FPUs of a Software Title for the Japan Sales Territory and simships [xxxx] of those units to the Simship Territory, the royalty rate for all of the FPUs is determined [xxxx].  In this example, Publisher would also receive a [xxxx] Unit Discount on [xxxx] units for having exceeded the Unit Discount level specified in Section 1.e. of this Exhibit 1 above applicable to the Japan Sales Territory.  Consequently, all releases of the Software Title in the Simship Territory will adhere to the original Simship royalty tier irrespective of whether the Software Title qualifies for a lower royalty tier at any point in time. Publisher must provide Microsoft with the Asia Simship Form (located in the Xbox 360 Publisher Guide) with respect to a particular Software Title [xxxx] prior to manufacturing any FPUs it intends to qualify for the program.  Publisher remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox 360 Publisher Guide.

6.             Online Content.  This section applies to Microsoft Corporation and Publisher.

a.             For the purpose of this Section 6, the following capitalized terms have the following meanings:

[xxxx]

b.             Publisher may, from time to time, submit Online Content to Microsoft for Microsoft to distribute via Xbox Live and Xbox Live distribution channels; provided, however, that Microsoft may notify Publisher of new distribution channels for the Publisher’s Online Content that are materially different than the current Xbox Live distribution channels.  [xxxx]

c.             [xxxx]

d.             [xxxx]

e.             [xxxx]

f.              [xxxx]

g.             Within [xxxx] after the end of [xxxx], or more frequently ([xxxx]) as updated by the Xbox 360 Publisher Guide, with respect to which Microsoft owes Publisher any Royalty Fees, Microsoft shall furnish Publisher with a statement, together with payment for any amount shown thereby to be due to Publisher.  The statement will contain information sufficient to discern how the Royalty Fees were computed.  Publisher has [xxxx] after the statement date to dispute the information presented on the statement.

7.                                      Xbox Live Billing and Collection

Microsoft is responsible for billing and collecting all fees associated with Xbox Live, including fees for subscriptions and/or any Online Content for which an Xbox Live User may be charged.  [xxxx]

8.                                      Third Party Royalties and Other Payments

Publisher acknowledges and understands that under Section 15 of the Xbox 360 PLA, Publisher warrants and represents that Publisher has obtained and will maintain all third-party rights, consents and licenses necessary for the permitted exploitation of Software Title content and Online Content under this Agreement, including without limitation payment of: (i) all so-called “record” royalties payable to artists, producers, engineers, mixers, A&R executives and other royalty participants arising from or related to the sales of Software Titles; (ii) all mechanical royalties payable to publishers of copyrighted musical compositions embodied in Software Title Content and Online Content; (iii) all synchronization royalties payable to publishers of copyrighted musical compositions embodied in Software Title Content and Online Content; (iv) all payments that may be required under collective bargaining agreements applicable to Publisher or its affiliates; and (v) any and all other royalties, fees or other amounts required to be paid

9.                                      Taxes

Publisher shall be responsible for the billing, collecting and remitting of sales, use, value added, and other comparable taxes due with respect to the exercise of the licenses granted in this Agreement and any other activities of Publisher and its subsidiaries under this Agreement (including, without limitation, the collection of revenues); provided, however, that Microsoft shall be responsible for the billing, collecting and remitting of sales, use, value added and other comparable taxes due with respect to the sale by Microsoft of Online Content.  Microsoft is not liable for any taxes (including, without limitation, any penalties or interest thereon) that Publisher or any of its subsidiaries is legally obligated to pay in connection with this Agreement, the exercise of any licenses granted in this Agreement or any other activities of Publisher and its subsidiaries under this Agreement.  Publisher is not liable for any income taxes that Microsoft is legally obligated to pay with respect to any amounts paid to Microsoft by Publisher under this Agreement.

All royalties and fees exclude any taxes, duties, levies, fees, excises or tariffs imposed on any of Publisher’s activities in connection with this Agreement.  Publisher shall pay to Microsoft any applicable taxes that are owed by Publisher solely as a result of entering into this Agreement and which are permitted to be collected from Publisher by Microsoft under applicable law, except to the extent that Publisher provides to Microsoft a valid exemption certificate for such taxes.  Publisher agrees to indemnify, defend and hold Microsoft harmless from any taxes (including, without limitation, sales or use taxes paid by Publisher to Microsoft) or claims, causes of action, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related to such taxes.

If, after a determination by foreign tax authorities, any taxes are required to be withheld on payments made by Publisher to Microsoft, Publisher may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided, however, that Publisher shall promptly secure and deliver to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S. Foreign Tax Credit. Publisher will make certain that any taxes withheld are minimized to the extent possible under applicable law.

This tax section shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.

10.                               Audit

Each party shall keep all usual and proper records related to its performance under this Agreement, including but not limited to audited financial statements and support for all transactions related to the ordering, production, inventory, distribution and billing/invoicing information for a period of [xxxx] the end of the Term of this Agreement.  Such records, books of account, and entries will be kept in accordance with generally accepted accounting principles.  Either party (the “Auditing Party”) may audit and/or inspect the other party’s (the “Audited Party”) records no more than once in [xxxx] in order to verify compliance with the terms of this Agreement.  The Auditing Party shall have access to the previous [xxxx] of the Audited Party’s records from the date that the notice of audit request was received by the Audited Party.  The Auditing Party may, upon reasonable advance notice, audit the Audited Party’s records and consult with the Audited Party’s accountants for the purpose of verifying the Audited Party’s compliance with the terms of this Agreement.  Any such audit will be conducted during regular business hours at the Audited Party’s offices.  Any such audit will be paid for by Auditing Party unless Material discrepancies are disclosed.  As used in this section, “Material” means [xxxx].  If Material discrepancies are disclosed, the Audited Party agrees to pay the Auditing Party for the costs associated with the audit, as well as reimburse the Auditing Party for [xxxx].

EXHIBIT 2

XBOX 360 ROYALTY TIER SELECTION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.  IF EMAILING THE SIGNED FORM, PLEASE EMAIL TO MSLIPUBX@MICROSOFT.COM AND YOUR ACCOUNT MANAGER

NOTES:

1.         THIS FORM MUST BE SUBMITTED AT LEAST [XXXX].  IF THIS FORM IS NOT SUBMITTED ON TIME OR IS REJECTED BY MICROSOFT, THE ROYALTY RATE WILL DEFAULT TO [XXXX] FOR THE APPLICABLE SALES TERRITORY.

2.         A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.

1.              Publisher Name:

2.               Xbox 360 Software Title Name:

3.               XeMID Number or partial XeMID Number:

4.               Sales Territory (check one):

☐	North American Sales Territory
☐	Japan Sales Territory
☐	European Sales Territory
☐	Asian Sales Territory
☐	Russian Incentive Manufacturing Program (see Exhibit 1 of the Xbox 360 PLA for qualification criteria)

5.               Final Certification Date:                                           (mm/dd/yy)

6.               Select Royalty Tier: (check one):  [xxxx]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 6

XBOX 360 HITS PROGRAMS ELECTION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER. IF EMAILING THE SIGNED FORM, PLEASE EMAIL TO MSLIPUBX@MICROSOFT.COM AND YOUR ACCOUNT MANAGER.

NOTES:

•                 THIS FORM MUST BE SUBMITTED BY A PUBLISHER AT LEAST [XXXX].  A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF A HITS PROGRAM AND FOR EACH HITS PROGRAM.

1)          Publisher Name:

2)          Xbox 360 Software Title Name:

3)          XeMID Number:

4)          Hits Program (circle one)

Platinum Hits	Family Hits*

*ESRB rating of E or PEGI rating of 12 or lower
Classic Hits	Kinect** Hits

**Kinect is the primary control mechanism

5)              Royalty Tier (select one):    [xxxx]

6)              Sales Territory for which Publisher wants to publish the Software Title as a Hits FPU (check one):

☐	North American Sales Territory	☐	Japan Sales Territory
☐	European Sales Territory	☐	Asian Sales Territory

7)              Date of Commercial Release of Software Title in applicable Sales Territory:                                     (mm/dd/yy)

8)              Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory:

9)              Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program:                               (mm/dd/yy)

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 7

XBOX 360 LIVE AND PDLC INCENTIVE PROGRAM

1.                                      Xbox 360 Live and PDLC Incentive Program

In order to encourage Publisher to support functionality for Xbox Live in its Xbox 360 Software Titles, to drive increased usage of Xbox Live via Xbox 360 and to increase support of Premium Online Content, Publisher may qualify for certain payments based on the amount of Xbox Live Market Share (defined in Section 2.k. of this Exhibit 7 below) created by Publisher’s Multiplayer Software Titles (defined in Section 2.c. of this Exhibit 7 below).  Each Accounting Period (defined in Section 2.a. of this Exhibit 7 below), Microsoft will calculate Publisher’s Xbox Live Market Share.

Effective [xxxx], if: (i) Publisher is ranked in the [xxxx] in terms of Xbox Live Market Share in the applicable Accounting Period, (ii) the quarterly average number of Paying Subscribers exceeds [xxxx] and (iii) the subscription fee for real time multiplayer game play over Xbox Live is greater than [xxxx], then Microsoft will pay Publisher the applicable incentive set forth in the table in Section 3 of this Exhibit 7 based on the quarterly average number of Paying Subscribers in the applicable Accounting Period.

Notwithstanding anything herein to the contrary, use of or revenue derived from online games for which an end user pays a subscription separate from any account established for basic use of Xbox Live are excluded from this Xbox 360 Live and PDLC Incentive Program.

2.                                      Definitions

a.                                       “Accounting Period” means Microsoft’s [xxxx], within the Term (defined in Section 6 below); provided that if the Effective Date of this Agreement or the expiration date of this program falls within such a [xxxx], then the applicable payment calculation set forth below shall be made for a partial Accounting Period, as appropriate.

b.                                      “[xxxx] Unique User Market Share” means [xxxx].

c.                                       “Multiplayer Software Titles” means a Software Title for Xbox 360 that: (i) supports real-time multiplayer game play over Xbox Live, and (ii) effective [xxxx], has Online Game Feature parity with other video game consoles.

d.                                      “[xxxx] Unique Users” means the [xxxx].

e.                                       “New Subscriber Market Share” means [xxxx].

f.                                         “New Subscriber” means a Paying Subscriber who pays for an Xbox Live account for the first time.  A New Subscriber is attributed to the first Multiplayer Software Title he or she plays, even if such play was during a free-trial period which was later converted into a paying subscription.  Effective [xxxx], each Paying Subscriber can only be counted as a New Subscriber once, provided that each New Subscriber that is attributed to a Software Title requiring Kinect as the primary control mechanism (according to Microsoft’s records), will be counted as two New Subscribers for the purposes of calculating Publisher’s Xbox Live Market Share under this Exhibit 7.

g.                                      “Paying Subscriber” means a subscriber who(se) (a) has created or migrated (from Xbox 1) a “Gamertag” for use of the Xbox Live service on an Xbox 360; (b) has paid a fee to establish, migrate or renew an active, fee-based subscription account to Xbox Live (excluding any subscribers in a “free-trial” period) and (c) account is not delinquent (as determined by Microsoft in accordance with its standard practices in connection with Xbox Live).

h.                                      “PDLC Revenue” means [xxxx].

i.                                          “PDLC Revenue Market Share” means [xxxx].

j.                                          “Subscription Revenue” means [xxxx].

k.                                       “Xbox Live Market Share” = [20% * Monthly Unique User Market Share] + [20% * PDLC Revenue Market Share] + [60% * New [xxxx].

3.                                      Incentive Table

Publisher’s “Incentive” shall be determined pursuant to the following table:

[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]
[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]	[xxxx]

4.                                      Example

[xxxx]

5.                                      Other Requirements

a.                                       Effective [xxxx], in the event that Microsoft changes the Xbox Live subscription model in a way that impacts the Subscription Revenue on a per Paying Subscriber basis by [xxxx], Microsoft may change or discontinue the Xbox Live and PDLC Incentive Program by providing Publisher with [xxxx] advance notice.

b.                                      Effective [xxxx], in the event that multiplayer game play over Xbox Live becomes [xxxx] of the usage of Xbox Live services for which Xbox Live Users pay a subscription to Microsoft, the incentive payments will be reduced by [xxxx].

6.                                      Term

This Xbox 360 Live and PDLC Incentive Program will commence on [xxxx]  are the Xbox 360 Live and PDLC Incentive Program changes detailed above in Sections 1, 2c, 2d, 2f, 2k, 4 and 5.  Microsoft reserves the right to change the Xbox Live Market Share upon written notice to Publisher, but no more frequently than [xxxx]. Microsoft may extend the Xbox 360 Live and PDLC Incentive Program beyond [xxxx] and such notice will be provided via the Xbox 360 Publisher Guide.

7.                                      Payments

In the event Publisher qualifies for a payment under this program during an Accounting Period, Microsoft shall furnish Publisher with a statement, together with payment for any amount shown thereby to be due to Publisher, within [xxxx].

EXHIBIT 8

XBOX 360 HITS ROYALTY TIER MIGRATION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT

+1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.   IF EMAILING THE SIGNED FORM, PLEASE EMAIL TO MSLIPUBX@MICROSOFT.COM AND YOUR ACCOUNT MANAGER.

NOTES:

•             THIS FORM MUST BE SUBMITTED AT LEAST [XXXX].

•             A HITS SOFTWARE TITLE MAY NOT CHANGE ROYALTIES TIERS UNTIL AFTER IT HAS BEEN IN THE HITS PROGRAM FOR AT LEAST [XXXX].

•             A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH PUBLISHER DESIRES TO CHANGE THE APPLICABLE BASE ROYALTY.

1.  Publisher Name:

2.  Xbox 360 Software Title Name:

3.  XeMID Number:

4.  Sales Territory (check one):

☐	North American Sales Territory
☐	European Sales Territory
☐	Japan Sales Territory
☐	Asian Sales Territory

5.  Date of First Commercial Release:                                          (mm/dd/yy)

7.  Current Royalty Tier:  [xxxx]

8.  Select New Royalty Tier:  [xxxx]

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 9

XLSP, HTTPS AND WEB SERVICES TERMS

Publisher must enter into a separate Addendum regarding use of the Xbox Live Server Platform (“XLSP”), HTTPS, and Xbox LIVE Web Services. The following is a summary of terms and conditions:

1.                                      Definitions

1.1                                 “Hosted Content” means any content, including any Online Content or Online Game Feature, hosted and served through the Hosting Services under this Addendum.

1.2                                 “Hosting Services” means Publisher’s service of hosting Hosted Content under this Addendum, whether performed by Publisher or a Third Party Host, including operating, maintaining, and controlling the servers necessary to provide the Hosted Content.

1.3                                 “HTTPS” means Hypertext Transfer Protocol Secure and enables the Hosting Services to function as an expansion to the features available from Xbox LIVE.

1.4                                 “Third Party Host” means a third party providing Hosting Services on behalf of Publisher.

1.5                                 “Web Portal” means the Internet website through which players of the Software Titles can access certain Hosted Content. The Web Portal will contain certain game data information related to the Software Titles that Publisher makes available to Xbox LIVE Users via access to the Xbox LIVE Web Services.

1.6                                 “Xbox LIVE Server Platform” or “XLSP” means Microsoft’s platform and server architecture that enables the Hosting Services to function as an expansion to the features available from Xbox LIVE.

1.7                                 “Xbox LIVE User Content” means any content that originates from Xbox LIVE Users in any format and that is published through or as part of any Hosted Content, but excluding Xbox LIVE User Communications.

1.8                                 “Xbox LIVE User Communications” means transient voice and text communications sent from an Xbox LIVE User to one or more Xbox LIVE Users using the Xbox LIVE service (e.g., voice chat).

1.9                                 “Xbox LIVE Web Services” means Microsoft’s online resources and functionalities that enable Publisher (and other permitted third parties) to access Xbox LIVE and related data stored within, or accessible from, Xbox LIVE.

2.                                      Approval and Certification.  All proposed Hosting Services, Hosted Content, and the Web Portal are subject to the same approval and Certification processes as are set forth in the Xbox 360 PLA for approval and Certification of any Software Title or Online Content (e.g., Concept approval, pre-Certification, Certification, and Marketing Materials approvals, with applicable references in the Xbox 360 PLA deemed modified to refer to the Hosting Services, Hosted Content, and the Web Portal, as applicable).

3.                                      Hosting Service

3.1         Third Party Host.  If Publisher is using a Third Party Host to provide the Hosting Services and/or the hosting of Online Content, Publisher may provide the Third Party Host with access to only those portions of the XDK that are necessary for the Third Party Host to perform the Publisher Hosting Services and/or the hosting of Online Content.  Prior to using the services of any Third Party Host, Microsoft, the Third Party Host and Publisher must sign a Third Party Hosting Agreement.

3.2         Hosting Service Requirements.  Publisher shall adhere to the following requirements and upon request from Microsoft, shall provide Microsoft with sufficient information to verify compliance:

3.2.1                        Standards.  Publisher will host the Hosted Content and provide the Hosting Services, each in a manner that meets or exceeds standards of quality, performance, stability, and security generally accepted in the industry, as well as those specific requirements in the Addendum and in the Xbox 360 Publisher Guide.

3.2.2                        Operation.  Publisher shall monitor the operation and performance of the Hosting Services, respond to technical and Xbox Live User inquiries, and have rules, policies, and procedures for the Hosting Services that are consistent with the standards defined below and any standards that Microsoft may provide from time to time to reflect changes in industry best practices.

3.2.3                        Reporting and Technical Policies.  The parties shall follow the communication processes for sharing and updating each other’s technical teams set forth in the Xbox 360 Publisher Guide.  In addition, Publisher shall follow the technical processes, policies, rules, and detailed procedures for notification, escalation and reporting of scheduled and unscheduled maintenance, and problems that might occur with the Hosting Services as set forth in the Xbox 360 Publisher Guide.  Each party is responsible for notifying the other in the event that it discovers a technical problem with the service of the other party.  Publisher shall provide Microsoft [xxxx] advanced written notice of Publisher’s scheduled downtimes, and Publisher shall use commercially reasonable efforts to schedule maintenance downtimes for the Hosting Services at the same time as Microsoft’s scheduled downtimes for Xbox Live.  Upon notification of a scheduled downtime for the Hosting Services, Microsoft may at its option request an alternate time for such scheduled maintenance and Publisher shall use commercially reasonable efforts to accommodate Microsoft’s request.

3.2.4                        Server Capacity and Load.  Publisher shall use commercially reasonable efforts to support all users of its Hosting Services, including operating sufficient computing resources for user traffic, and shall immediately inform Microsoft of the failure of relevant Hosting Services.  Publisher shall ensure that load on the Hosting Services system does not exceed [xxxx] the measured capacity of the system, where “capacity” is defined as the maximum load which can be sustained by the system. Publisher must describe in writing the tools and techniques to be used in measuring system capacity and load, which tools and techniques must be recognizable as industry standard practices and which must be agreed to in advance by Microsoft. Publisher shall measure the load on the Hosting Services at intervals of no more than [xxxx]. Publisher shall retain records of load measurements for no less than [xxxx], and shall make such records accessible to Microsoft upon request. Should changes to the system occur which necessitate changes in the tools and techniques used to measure capacity and load, or should the capacity of the system materially increase or decrease, Publisher shall inform Microsoft within [xxxx].

3.2.5                        Uptime.  The Hosting Services shall have uptime of [xxxx], where uptime is defined as the portion of time when the system is accessible and available to Xbox Live Users.  Uptime will be calculated on a [xxxx].  Publisher will report the uptime statistics to Microsoft upon request.  Scheduled maintenance may be deducted when calculating uptime.

3.2.6                        Server Location.  Publisher will locate all servers used to operate (or used in relation to operating) the Hosting Services, HTTPS, or the Web Portal in approved territories, in accordance with the Xbox 360 Publisher Guide.

3.2.7                        Troubleshooting; Notice to Users.  If the Hosting Services or the Web Portal are unable to connect to and properly interoperate with Xbox LIVE, Publisher will diligently work with Microsoft (subject to the availability of Microsoft resources, in Microsoft’s discretion) to troubleshoot the problem, and Publisher will diligently work to fix any such problem. During any time in which a Title, any Hosted Content that uses the Hosting Services, or the Web Portal is unable to establish a connection to the Hosting Services, then Publisher must display the appropriate message to the Xbox LIVE User in accordance with the Xbox 360 Publisher Guide.

3.2.8                        Xbox Live Family Settings Features.  The Hosting Services, Hosted Content, and Web Portal will comply with the requirements of the Xbox 360 Publisher Guide and the technical certification requirements related to the family settings features of Xbox 360 and Xbox LIVE.

4.                                      Xbox LIVE Web Services Requirements. When implementing and accessing the Xbox LIVE Web Services, to host and operate the Web Portal or otherwise, Publisher will at all times strictly comply with the following:

4.1                                 Each applicable Xbox LIVE User account may be linked to a corresponding Web Portal user account using Windows LiveID, in compliance with all requirements related to the use of Windows LiveID (including, if applicable, the execution of any separate agreement required for Publisher to implement Windows Live ID). Xbox LIVE User accounts may not be directly linked to accounts from any other platform or service (including Gamespy Comrade, PSN, or others);

4.2                                 Xbox LIVE Web Services may only be called in response to a Web Portal user request;

4.3                                 Information returned from Xbox LIVE Web Services may only be cached to improve performance and must be purged as soon it is no longer necessary to improve performance. Publisher may not, under any circumstances, permanently store any information returned from the Xbox LIVE Web Services outside of Xbox LIVE;

4.4                                 Information returned from Xbox LIVE Web Services may not be used in any way outside of the Web Portal, nor may such information be used by Gamespy “BuddySync” or similar functionality;

4.5                                 “Presence” and “Profile” Xbox LIVE Web Services may only be called in the context of an active Windows LiveID user session;

4.6                                 “Friends” information may only be requested for the Xbox LIVE User making the request (requesting friends of arbitrary Xbox LIVE Users is not permitted);

4.7                                 Information from Xbox LIVE Web Services may not be intermixed or combined with data from other services or platforms;

4.8                                 Information from Xbox LIVE Web Services may not be modified;

4.9                                 Only achievement information of Software Titles developed or published by Publisher may be requested by the Web Portal; and

4.10                           The Web Portal must at all times observe the Xbox LIVE privacy settings for profile information, and Publisher must enforce those privacy settings.

5.                                      Xbox Live User Content

5.1                                 Microsoft Approval.  Publisher may not allow Xbox Live Users to create, share or otherwise provide Xbox Live User Content in connection with a Software Title without Microsoft’s express approval.  If Publisher wants to make Xbox Live User Content available as part of Hosted Online Content, Publisher will provide to Microsoft a detailed description of the process and procedures Publisher will have in place regarding such Xbox Live User Content no later than [xxxx]. Publisher agrees to comply with Microsoft’s User-Generated Content policy in full unless Publisher has received prior written exception(s) from Microsoft.

5.2                                 Claim of Infringement.  If Microsoft has approved Publisher allowing Xbox Live User Content, Publisher shall maintain a procedure for removing Xbox Live User Content in the event of a claim of infringement, which procedure shall comply with all applicable laws and regulations.  Microsoft may notify Publisher of any complaints Microsoft receives related to Xbox Live User Content.  Publisher agrees to notify Microsoft [xxxx] after receipt) of any third party claims of infringement relating to Xbox Live User Content associated with Publisher’s Software Title(s) or Online Content and to update Microsoft as to steps taken in response thereto; and Publisher shall indemnify, defend and hold Microsoft harmless from any claims, causes of action, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related to any such claims of infringement.

5.3                                 Additional Circumstances for Removal of Xbox Live User Content.  Microsoft may in its discretion request that Xbox Live User Content be removed by Publisher pursuant to the procedures described above for Xbox Live User violations of the Xbox Terms of Use and/or Code of Conduct.